UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2004

ENDOCARDIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22233	41-1724963
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1350 Energy Lane, Suite 110, St. Paul, Minnesota	55108
(Address of principal executive offices)	(Zip Code)

(651) 523-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Other Events and Regulation FD Disclosure.

                The Company issued a press release in response to a patent infringement lawsuit filed against it by Biosense Webster, a division of Johnson & Johnson.

Item 9.01.              Financial Statements and Exhibits.

(c)              Exhibits.

99.1	Press Release dated October 15, 2004, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  October 18, 2004

ENDOCARDIAL SOLUTIONS, INC.

By:	/s/ J. Robert Paulson, Jr.
Name: J. Robert Paulson, Jr.
Title: Chief Financial Officer